UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

Regal Beloit Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-07283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511

(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RBC	New York Stock Exchange

Item 8.01 Other Events.

On February 16, 2021, Regal Beloit Corporation (the “Company”) issued a joint news release with Rexnord Corporation (“Rexnord”) announcing its plan to combine with Rexnord’s process and motion control business (“PMC Business”) (the “Proposed Transaction”). A copy of the joint news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. On February 16, 2021, the Company will hold an investor conference call to discuss the Proposed Transaction. The presentation to be used during the call is filed as Exhibit 99.2 to this report and is incorporated by reference herein.

Additional Information

This communication does not constitute an offer to buy, or a solicitation of an offer to sell, any securities of the Company, Rexnord or Land Newco, Inc., currently a wholly-owned subsidiary of Rexnord (“Land”). In connection with the Proposed Transaction, the Company and Land will file registration statements with the SEC registering shares of Company common stock and Land common stock in connection with the Proposed Transaction. The Company’s registration statement will also include a joint proxy statement and prospectus relating to the Proposed Transaction. Rexnord shareholders are urged to read the joint proxy statement/prospectus-information statement that will be included in the registration statements and any other relevant documents when they become available, and Company shareholders are urged to read the joint proxy statement/prospectus-information statement and any other relevant documents when they become available, because they will contain important information about the Company, Rexnord, Land and the Proposed Transaction. The joint proxy statement/prospectus-information statement and other documents relating to the Proposed Transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The joint proxy statement/prospectus-information statement and other documents (when they are available) can also be obtained free of charge from Rexnord upon written request to Rexnord Corporation, Investor Relations, 511 Freshwater Way, Milwaukee, WI 53204, or by calling (414) 643-3739 or upon written request to Regal Beloit Corporation, Investor Relations, 200 State Street, Beloit, WI 53511 or by calling (608) 364-8800.

Forward Looking Statements

This communication contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about the Company’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the proposed acquisition of the PMC Business, the benefits and synergies of the Proposed Transaction, future opportunities for the Company, the PMC Business and the combined company, and any other statements regarding the Company’s, the PMC Business’s or the combined company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions. These forward-looking statements are based upon information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company’s, the PMC Business’s or the combined company’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause the Company’s, the PMC Business’s or the combined company’s actual results to differ materially from the results referred to in the forward-looking statements the Company makes in this communication include: the possibility that the conditions to the consummation of the transaction will not be satisfied; failure to obtain, delays in obtaining or adverse conditions related to obtaining shareholder or regulatory approvals or the IRS ruling to be sought in connection with the Proposed Transaction; changes in the extent and characteristics of the common shareholders of Rexnord and the Company and its effect pursuant to the merger agreement for the transaction on the number of shares of Company common stock issuable pursuant to the transaction, magnitude of the dividend payable to Company shareholders pursuant to the transaction and the extent of indebtedness to be incurred by the Company in connection with the transaction; the ability to obtain the anticipated tax treatment of the transaction and related transactions; risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate the PMC Business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; failure to consummate or delay in consummating the transaction for other reasons; the Company’s ability to retain key executives and employees; risks associated with litigation related to the transaction; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which we do business; fluctuations in commodity prices and raw material costs; dependence on significant customers; risks associated with global manufacturing, including risks associated with public health crises; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; the Company’s overall debt levels and its ability to repay principal and interest on its outstanding debt, including debt assumed or incurred in connection with the Proposed Transaction; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that the Company cannot control; product liability and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; dependence on key suppliers and the potential effects of supply disruptions; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the Company’s Annual Report on Form 10-K on file with the Securities and Exchange Commission and from time to time in other filed reports including the Company’s Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with the Company, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2019 on file with the Securities and Exchange Commission and its Quarterly Report on Form 10-Q for the period ended September 26, 2020 and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this communication are made only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking information contained in this communication or with respect to the announcements described herein to reflect subsequent events or circumstances.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of the Company. However, Rexnord, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Rexnord and the Company in connection with the Proposed Transaction under the rules of the SEC. Information about the directors and executive officers of Rexnord may be found in its Annual Report on Form 10-K filed with the SEC on May 12, 2020 and its definitive proxy statement relating to its 2020 Annual Meeting filed with the SEC on June 5, 2020. Information about the directors and executive officers of the Company may be found in its Annual Report on Form 10-K filed with the SEC on February 26, 2020, and its definitive proxy statement relating to its 2020 Annual Meeting filed with the SEC on March 19, 2020.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	Exhibits. The following exhibits are being furnished herewith:

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Joint News Release of Regal Beloit Corporation and Rexnord Corporation dated February 16, 2021, announcing the agreement to combine with Rexnord Corporation’s PMC business.
99.2	Presentation to be used during the investor conference call on February 16, 2021.
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: February 16, 2021	By:	/s/ Louis V. Pinkham
Louis V. Pinkham
Chief Executive Officer